ADDENDUM TO CONTRACT
                      Custody Agreement



     Contract  dated  November 1, 1993, between  the  C/Fund

Series  of  C/Funds Group, Inc. and Caldwell  Trust  Company

setting  forth the terms under which Caldwell Trust  Company will serve as Custodian for the Series.



     It  is agreed that the contract shall be extended until

December 31st, 1999.  All other terms and conditions of  the original contract shall remain the same.




AGREED:

C/Funds Group, Inc.           Caldwell Trust Company
C/Fund Series

[signature]                   [signature]

By:  Roland G. Caldwell, Jr   Roland G. Caldwell
President                     President and Chief Executive
                              Officer






                    ADDENDUM TO CONTRACT
                      Custody Agreement



     Contract  dated November 1, 1993, between the  C/Growth

Stock  Fund Series of C/Funds Group, Inc. and Caldwell Trust

Company  setting forth the terms under which Caldwell  Trust

Company will serve as Custodian for the Series.



     It  is agreed that the contract shall be extended until

December 31st, 1999.  All other terms and conditions of  the original contract shall remain the same.




AGREED:

C/Funds Group, Inc.           Caldwell Trust Company
C/Growth Stock Fund Series

[signature]                   [signature]

By:  Roland G. Caldwell, Jr   Roland G. Caldwell
President                     President and Chief Executive
                              Officer





                    ADDENDUM TO CONTRACT
                      Custody Agreement



     Contract   dated   November  1,   1993,   between   the

C/Government Fund Series of C/Funds Group, Inc. and Caldwell

Trust  Company setting forth the terms under which  Caldwell

Trust Company will serve as Custodian for the Series.



     It  is agreed that the contract shall be extended until

December 31st, 1999.  All other terms and conditions of  the original contract shall remain the same.




AGREED:

C/Funds Group, Inc.           Caldwell Trust Company
C/Government Fund Series

[signature]                   [signature]

By:  Roland G. Caldwell, Jr   Roland G. Caldwell
President                     President and Chief Executive
                              Officer





                    ADDENDUM TO CONTRACT
                      Custody Agreement



     Contract   dated   November  1,   1993,   between   the

C/Community  Association  Reserve  Fund  Series  of  C/Funds

Group,  Inc.  and Caldwell Trust Company setting  forth  the terms  under  which  Caldwell Trust Company  will  serve  as

Custodian for the Series.



     It  is agreed that the contract shall be extended until

December 31st, 1999.  All other terms and conditions of  the original contract shall remain the same.




AGREED:

C/Funds Group, Inc.           Caldwell Trust Company
C/Community Association
Reserve Fund Series

[signature]                   [signature]

By:  Roland G. Caldwell, Jr   Roland G. Caldwell
President                     President and Chief Executive
                              Officer





                    ADDENDUM TO CONTRACT
                      Custody Agreement



     Contract dated July 10, 1995, between the Adams  Equity

Fund  Series  of  C/Funds  Group, Inc.  and  Caldwell  Trust

Company  setting forth the terms under which Caldwell  Trust

Company will serve as Custodian for the Series.



     It  is agreed that the contract shall be extended until

December 31st, 1999.  All other terms and conditions of  the original contract shall remain the same.




AGREED:

C/Funds Group, Inc.           Caldwell Trust Company
Adams Equity Fund Series

[signature]                   [signature]

By:  Roland G. Caldwell, Jr   Roland G. Caldwell
President                     President and Chief Executive
                              Officer